Regulatory Matters	3 Months Ended
Mar. 31, 2013
Regulatory Matters
Regulatory Matters

H.                     Regulatory Matters

Equitrans previously maintained a PSCT, which enabled Equitrans to recover qualifying costs it incurred under the PSIA. The qualifying costs recoverable through the PSCT included a rate of return, taxes and depreciation associated with capital investments and actual operating and maintenance expenses incurred under the PSIA. The PSCT surcharge was a usage charge expressed in dollars per Dth and was assessed to firm and interruptible transmission service customers. Equitrans was required to track all expenses and capital investments associated with the PSIA made on and after September 1, 2005. Equitrans made annual filings with the FERC to adjust the PSCT surcharge to reconcile actual historic qualifying costs incurred against PSCT revenues collected.

On March 1, 2012, Equitrans made its annual filing with the FERC to recover costs it incurred to comply with the PSIA. The filing provided for the recovery of $10.4 million in qualifying pipeline safety costs. One customer and the Independent Oil and Gas Association filed protests which asserted, among other things, that Equitrans had not included all appropriate volumes in calculating the level of its surcharge. Equitrans responded to the protests and in an order issued March 30, 2012, the FERC accepted the annual filing and suspended it, allowing the surcharge to become effective on April 1, 2012. Equitrans submitted additional information to the FERC on April 19, 2012 with the expectation that the FERC would subsequently issue an order based on the material Equitrans submitted.

On January 14, 2013, following numerous discussions with its customers, Equitrans filed a Stipulation and Agreement of Settlement (Settlement) with the FERC.  The Settlement, which was approved by the FERC on March 22, 2013, resolved all issues arising out of Equitrans’ 2012 PSCT annual filing. The Settlement eliminated the tracking of PSIA costs and replaced the PSCT surcharge with a Pipeline Safety Cost (PSC) rate effective April 1, 2013. The new PSC rate has both a reservation and a usage component. The reservation component of the PSC rate applicable to firm transportation service is $0.8108 per Dth of the contract Maximum Daily Quantity applicable to service provided on the mainline system, and the usage component is $0.1372 per Dth delivered to the customer. The PSC rate applicable to interruptible over firm service, no-notice firm transportation service nominated on a point to point basis and interruptible service is $0.1372 per Dth delivered to the customer. Additionally, under the Settlement, Equitrans reduced its transmission retainage factor approved in Equitrans’ most recent 2006 rate case from 3.72% to 2.72% effective February 1, 2013. Equitrans no longer tracks its continued recovery of base storage gas, and the base storage gas recovery limit established in the 2006 rate case settlement has been eliminated. To the extent that Equitrans over-recovers its actual fuel and lost gas, the excess gas could be used to replenish the storage base gas. The PSC rate and transmission retainage factor will be in effect for a minimum of three years.